Schwab Strategic Trust
Schwab Ultra-Short Income ETF

Portfolio Holdings as of September 30, 2024 (Unaudited)

For fixed rate securities, the rate shown is the coupon rate (the rate established when the security was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable rate securities, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
ISSUER	FOOTNOTES	RATE	MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
CORPORATES 18.5% OF NET ASSETS
Financial Institutions 4.6%
Banking 3.4%
Bank of Nova Scotia		2.70%	08/03/26	600,000	585,180
Morgan Stanley Bank NA	(a)	4.75%	04/21/26	500,000	504,735
National Australia Bank Ltd.		4.75%	12/10/25	525,000	528,370
					1,618,285
Insurance 1.2%
UnitedHealth Group, Inc.	(a)	3.10%	03/15/26	600,000	592,650
					2,210,935
Industrial 13.6%
Basic Industry 0.3%
Westlake Corp.	(a)	3.60%	08/15/26	135,000	133,199
Communications 2.8%
AT&T, Inc.	(a)	1.70%	03/25/26	150,000	144,555
Comcast Corp.	(a)	3.15%	03/01/26	600,000	591,882
TWDC Enterprises 18 Corp.	(a)	3.15%	09/17/25	500,000	494,845
Verizon Communications, Inc.	(a)	1.45%	03/20/26	125,000	119,947
					1,351,229
Consumer Cyclical 2.5%
Home Depot, Inc.	(a)	3.00%	04/01/26	600,000	591,720
Toyota Motor Corp.	(a)	5.28%	07/13/26	600,000	613,386
					1,205,106
Consumer Non-Cyclical 5.6%
AbbVie, Inc.	(a)	3.20%	05/14/26	530,000	523,354
CVS Health Corp.	(a)	2.88%	06/01/26	150,000	146,487
Gilead Sciences, Inc.	(a)	3.65%	03/01/26	275,000	272,880
Kroger Co.	(a)	3.50%	02/01/26	150,000	148,294
Merck Sharp & Dohme Corp.		6.30%	01/01/26	500,000	514,035
PepsiCo, Inc.	(a)	5.25%	11/10/25	465,000	471,594
Philip Morris International, Inc.	(a)	5.00%	11/17/25	600,000	604,632
					2,681,276
Energy 1.2%
Exxon Mobil Corp.	(a)	3.04%	03/01/26	600,000	592,734

Schwab Ultra-Short Income ETF
Portfolio Holdings (Unaudited) continued

ISSUER	FOOTNOTES	RATE	MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Technology 1.2%
Equinix, Inc.	(a)	1.45%	05/15/26	300,000	286,806
Hewlett Packard Enterprise Co.	(a)	1.75%	04/01/26	125,000	120,240
Oracle Corp.	(a)	2.65%	07/15/26	150,000	145,920
					552,966
					6,516,510
Utility 0.3%
Electric 0.3%
Dominion Energy, Inc.	(a)	3.90%	10/01/25	150,000	149,123
Total Corporates (Cost $8,830,882)					8,876,568

SHORT-TERM INVESTMENTS 75.2% OF NET ASSETS

CORPORATES 6.2% OF NET ASSETS
Financial Institutions 1.2%
Banking 1.2%
Canadian Imperial Bank of Commerce	(a)	3.30%	04/07/25	600,000	595,770
Industrial 5.0%
Capital Goods 2.9%
General Dynamics Corp.	(a)	3.25%	04/01/25	500,000	497,065
Precision Castparts Corp.	(a)	3.25%	06/15/25	900,000	892,494
					1,389,559
Consumer Cyclical 1.6%
Lowe’s Cos., Inc.	(a)	4.00%	04/15/25	300,000	298,995
Starbucks Corp.	(a)	3.80%	08/15/25	155,000	154,282
Target Corp.	(a)	2.25%	04/15/25	300,000	296,358
					749,635
Energy 0.2%
Kinder Morgan, Inc.	(a)	4.30%	06/01/25	120,000	119,544
Technology 0.3%
Equinix, Inc.	(a)	1.00%	09/15/25	140,000	135,118
					2,393,856
Total Corporates (Cost $2,983,843)					2,989,626

CERTIFICATES OF DEPOSIT 9.4% OF NET ASSETS
Cooperatieve Rabobank UA (New York Branch)		4.83%	05/13/25	900,000	902,365
Mitsubishi UFJ Trust and Banking Corp.
(SOFR + 0.25%)	(b)	5.09%	02/25/25	900,000	900,244
Sumitomo Mitsui Banking Corp. (New York Branch)
(SOFR + 0.23%)	(b)	5.07%	02/21/25	900,000	900,229

Schwab Ultra-Short Income ETF
Portfolio Holdings (Unaudited) continued

ISSUER	FOOTNOTES	RATE	MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Sumitomo Mitsui Trust Bank Ltd. (New York Branch)
(SOFR + 0.15%)	(b)	4.99%	12/02/24	900,000	900,053
Toronto-Dominion Bank (New York Branch)		4.72%	08/13/25	900,000	903,725
Total Certificates Of Deposit (Cost $4,500,000)					4,506,616

ASSET-BACKED COMMERCIAL PAPER 13.8% OF NET ASSETS
Barton Capital SA	(c)	5.26%	11/12/24	900,000	894,811
Cancara Asset Securitisation LLC	(c)	4.63%	02/10/25	1,250,000	1,229,073
Charta LLC	(c)	5.04%	02/20/25	900,000	883,918
LMA-Americas LLC	(c)	4.82%	10/01/24	1,000,000	999,866
Longship Funding LLC	(c)	4.82%	10/01/24	1,000,000	999,866
MetLife Short Term Funding LLC	(c)	5.11%	01/10/25	800,000	789,811
Pricoa Short Term Funding LLC	(c)	4.85%	04/07/25	865,000	845,160
Total Asset-Backed Commercial Paper (Cost $6,638,813)					6,642,505

FINANCIAL COMPANY COMMERCIAL PAPER 32.1% OF NET ASSETS
ABN AMRO Funding USA LLC (London Branch)	(c)	4.86%	04/21/25	900,000	877,792
ANZ New Zealand International Ltd.	(c)	5.35%	10/22/24	222,000	221,348
Bank of Montreal
(SOFR + 0.26%)	(b)(c)	5.10%	05/30/25	1,125,000	1,125,473
Barclays Bank U.K. PLC	(c)	4.84%	10/07/24	1,000,000	999,063
DBS Bank Ltd.	(c)	5.19%	12/02/24	1,100,000	1,090,937
DNB Bank ASA
	(c)	4.99%	02/13/25	900,000	884,834
	(c)	4.59%	05/29/25	246,000	239,127
ING U.S. Funding LLC
(SOFR + 0.28%)	(b)(c)	5.12%	05/19/25	900,000	900,218
Macquarie Bank Ltd.
	(c)	5.02%	02/11/25	900,000	885,000
	(c)	4.82%	04/04/25	200,000	195,495
Mizuho Bank Ltd.	(c)	5.19%	11/25/24	900,000	893,362
National Bank of Canada
	(c)	5.27%	10/25/24	200,000	199,331
	(c)	5.28%	10/25/24	850,000	847,156
Natixis SA (New York Branch)
		5.25%	11/20/24	350,000	347,630
		5.04%	02/19/25	675,000	663,039
Oversea-Chinese Banking Corp. Ltd.
(SOFR + 0.20%)	(b)(c)	5.04%	02/13/25	900,000	900,040

Schwab Ultra-Short Income ETF
Portfolio Holdings (Unaudited) continued

ISSUER	FOOTNOTES	RATE	MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Royal Bank of Canada
	(c)	4.76%	05/13/25	900,000	876,262
(EFFR + 0.27%)	(b)(c)	5.10%	06/24/25	250,000	250,025
Santander U.K. PLC		5.11%	01/02/25	900,000	889,156
Societe Generale SA	(c)	4.57%	05/29/25	359,000	348,881
Swedbank AB	(c)	5.00%	02/10/25	900,000	885,136
UBS AG (London Branch)	(c)	4.99%	02/21/25	900,000	883,926
Total Financial Company Commercial Paper (Cost $15,389,597)					15,403,231

NON-FINANCIAL COMPANY COMMERCIAL PAPER 2.2% OF NET ASSETS
TotalEnergies Capital SA	(c)	5.19%	12/17/24	1,050,000	1,039,360
Total Non-Financial Company Commercial Paper (Cost $1,038,546)					1,039,360

SOVEREIGN COMMERCIAL PAPER 5.4% OF NET ASSETS
Caisse d’Amortissement de la Dette Sociale		4.91%	02/24/25	1,000,000	981,658
Nederlandse Waterschapsbank NV	(c)	5.11%	10/21/24	500,000	498,586
NRW Bank	(c)	4.87%	02/12/25	1,125,000	1,106,142
Total Sovereign Commercial Paper (Cost $2,584,145)					2,586,386

VARIABLE RATE DEMAND NOTES 4.0% OF NET ASSETS
Greyshoe Issuing Trust
Taxable Variable Rate Demand Notes Series 2022 (LOC: Federal Home Loan Banks)	(a)(d)	4.95%	10/03/24	1,000,000	1,000,000
Keep Memory Alive
Taxable Variable Rate Demand Notes Series 2013 (LOC: PNC BANK NA)	(a)(d)	4.89%	10/03/24	900,000	900,000
Total Variable Rate Demand Notes (Cost $1,900,000)					1,900,000

Schwab Ultra-Short Income ETF
Portfolio Holdings (Unaudited) continued

ISSUER	FOOTNOTES	RATE	MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
TIME DEPOSIT 2.1% OF NET ASSETS
Bayerische Landesbank (New York Branch)		4.83%	10/01/24	1,000,000	1,000,000
Total Time Deposits (Cost $1,000,000)					1,000,000
Total Short-Term Investments (Cost $36,034,944)					36,067,724
Total Investments in Securities (Cost $44,865,826)					44,944,292

(a)
The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).

(b)	Variable rate security; rate shown is effective rate at period end.
(c)
Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $22,789,999 or 47.5% of net assets.

(d)
VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.

EFFR —	Effective Federal Funds Rate is published daily by the Federal Reserve Bank of New York and is based on the interest rate financial institutions charge each other for overnight funds.
SOFR —	Secured Overnight Financing Rate is published daily by the Federal Reserve Bank of New York and is based on the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

The following is a summary of the inputs used to value the fund’s investments as of September 30, 2024 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Corporates[1]	$—	$8,876,568	$—	$8,876,568
Short-Term Investments[1]	—	36,067,724	—	36,067,724
Total	$—	$44,944,292	$—	$44,944,292

[1]	As categorized in the Portfolio Holdings.

Schwab Ultra-Short Income ETF
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities.  Inputs differ by valuation approach and techniques, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
● Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s fair value.
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments - Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.

Schwab Ultra-Short Income ETF
Notes to Portfolio Holdings (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of September 30, 2024, are disclosed in the fund’s Portfolio Holdings.
REG126043SEP24